UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-53769	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2018, Soren Degn notified LiqTech International, Inc., a Nevada corporation (the “Company”) of his retirement as Chief Financial Officer of, effective as of August 14, 2018. Mr. Degn will be succeeded as Chief Financial Officer of the Company by Claus Toftegaard, effective as of August 15, 2018.

Mr. Toftegaard, aged 53, served as the Chief Financial Officer of Gabriel Holding A/S, a publically traded fabric supply company in Denmark, since October of 2014, and as its Financial Manager from June of 2011 until his appointment as Chief Financial Officer. Mr. Toftegaard previously served as the CFO of RTX A/S, a publically traded wireless solutions company in Denmark, from August of 2006 to March of 2011, as the Financial Manager of other Danish Glenco A/S, a HVAC solutions company in Denmark, from January of 2005 to July of 2006 and as the Financial Manager of Intego (f.k.a. Thomas Pedersen A/S and Siemens Technology Services A/S), an electrical infrastructure technology company in Denmark, from November of 2000 to December of 2004. Mr. Toftegaard also previously worked as an auditor at Ernst and Young in Denmark for U.S. GAAP reporting. Mr. Toftegaard holds a MSc. in Business Economics and Auditing from Aalborg University.

In connection with his employment as Chief Financial Officer, Mr. Toftegaard will receive an annual salary denominated in Danish kroner of DKK1,080,000 and pension contributions of 10% of his salary. Other than the foregoing, there are no arrangements or understandings between Mr. Toftegaard and any person (including the Company) pursuant to which Mr. Toftegaard was appointed to serve as Chief Financial Officer, and there are no actual or proposed transactions between Mr. Toftegaard or any of his related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K (17 CFR 229.404(a)) in connection with his appointment as Chief Financial Officer.

Mr. Toftegaard does not have any family relationship with any director, executive officer, or person nominated or chosen to become a director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: August 3, 2018	/s/Sune Mathiesen
Sune Mathiesen
Chief Executive Officer